UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2011

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1360 O’Brien Drive, Menlo Park, California  94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement

Item 8.01               Other Events

On March 15, 2011, Depomed, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Abbott Laboratories (“Abbott”) concerning the Exclusive License Agreement (the “License Agreement”), dated November 19, 2008, between the Company and Abbott Products, Inc., a subsidiary of Abbott, related to GraliseTM (gabapentin), the Company’s once-daily formulation of gabapentin for the management of postherpetic neuralgia.  The Company entered into the License Agreement with Solvay Pharmaceuticals, Inc. prior to Abbott’s 2010 acquisition of the pharmaceutical business of Solvay.

Among other matters, the Settlement Agreement provides for:

a)              the immediate termination of the License Agreement;

b)             a $40,000,000 payment to Depomed to be made in March 2011; and

c)              the transition of Gralise back to Depomed.

The Company currently plans to launch Gralise by the end of the fourth quarter 2011, and lead sales and marketing efforts directed at neurologists and other postherpetic neuralgia thought leaders.  The Company also plans to seek a co-promotion partner to address the primary care segment.

Forward-looking Statements

Statements included in this Form 8-K that are not a description of historical facts are forward-looking statements, including statements related to the Company’s commercialization plans for Gralise.  The inclusion of forward-looking statements should not be regarded as a representation by Depomed that any of its plans will be achieved.  Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in Depomed’s business, including, without limitation:  risks related to the potential benefits and market opportunity of Gralise; and other risks detailed in Depomed’s prior press releases and public periodic filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Depomed does not undertake any obligation to revise or update this Form 8-K to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: March 16, 2011	By:	Matthew M. Gosling
Matthew M. Gosling
Vice President and General Counsel